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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): JUNE 29, 1999



                       THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)



            TEXAS                     1-10671                  76-0319553
  (State of Incorporation)     (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)



        15995 N. BARKERS LANDING, SUITE 300
                HOUSTON, TEXAS                           77079
      (Address of Principal Executive Offices)         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 558-8080

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                        Exhibit Index Appears on Page 4

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ITEM 5.   OTHER EVENTS.

           During June 1999, The Meridian Resource Corporation, a Texas corporation (the "Company"), completed private placements of an aggregate of $20 million of its 9 1/2% convertible subordinated noted due June 18, 2005 (the "Notes"). The Notes are unsecured and contain customary events of default, but do not contain any maintenance or other restrictive covenants.
Interest is payable on a quarterly basis.

           The Notes are convertible at any time by the holders of the Notes into shares of the Company's common stock, $.01 par value ("Common Stock"), utilizing a conversion price of $7.00 per share (the "Conversion Price"). The Conversion Price is subject to customary anti-dilution provisions. The holders of the Notes have been granted registration rights with respect to the shares of Common Stock that are issued upon conversion of the Notes or issuance of the warrants discussed below.

           The Notes may be prepaid by the Company at any time without penalty or premium; however, in the event the Company redeems or prepays the Notes on or before June 21, 2001, the Company will issue to the holders of the Notes warrants to purchase that number of shares of Common Stock into which such Notes would have been convertible on the date of prepayment. Such warrants will have exercise prices equal to the Conversion Price in effect on the date of issuance and will expire on June 21, 2001, regardless of the date such warrants are issued.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           (c)       Exhibits.

               4.1    -   Note Purchase Agreement dated June 18, 1999, between
                          the Company and Kayne Anderson Energy Fund, L.P.

               4.2    -   Note Purchase Agreement dated June 22, 1999, between
                          the Company and Eos Partners, L.P.

               4.3    -   9 1/2% Subordinated Note due June 18, 2001, payable
                          by the Company to Kayne Anderson Energy Fund, L.P.

               4.4    -   9 1/2% Subordinated Note due June 18, 2001, payable
                          by the Company to Eos Partners, L.P.

               4.5    -   Form of warrant attached as Annex A to Exhibits 4.3
                          and 4.4.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MERIDIAN RESOURCE CORPORATION



Dated: June 29, 1999                         By:    /s/ P. Richard Gessinger
                                                -------------------------------
                                                        P. Richard Gessinger
                                                      Chief Financial Officer






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                               INDEX TO EXHIBITS



  Number                                 Exhibit

  4.1     -   Note Purchase Agreement dated June 18, 1999, between the Company and Kayne Anderson Energy Fund, L.P.

  4.2     -   Note Purchase Agreement dated June 22, 1999, between the Company and Eos Partners, L.P.

  4.3     -   9 1/2% Subordinated Note due June 18, 2001, payable by the Company to Kayne Anderson Energy Fund, L.P.

  4.4     -   9 1/2% Subordinated Note due June 18, 2001, payable by the Company to Eos Partners, L.P.

  4.5     -   Form of warrant attached as Annex A to Exhibits 4.3 and 4.4.


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